UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2025

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2025, Robert P. Mundy, Packaging Corporation of America’s (“PCA”) Executive Vice President and Chief Financial Officer, and PCA’s principal financial officer and principal accounting officer, notified PCA that he will step down as Chief Financial Officer on May 1, 2025. Mr. Mundy will remain employed by PCA in an advisory role through his planned retirement date of March 1, 2026 and will receive his current base salary though his retirement date.

Kent A. Pflederer, age 54, PCA’s Senior Vice President, General Counsel and Secretary, will become PCA’s Executive Vice President and Chief Financial Officer on May 1, 2025 and will serve as PCA’s principal accounting officer and principal financial officer. Mr. Pflederer was promoted to his current position in 2013 and served as Vice President, General Counsel and Secretary from 2007 to 2013. Effective May 1, 2025, Mr. Pflederer will receive an annual base salary of $750,000 and he is eligible for an annual incentive award under PCA’s Executive Incentive Compensation Plan and awards under PCA’s Long Term Equity Incentive Plan, as awarded by the Compensation Committee of PCA’s board of directors. No agreements were entered into with Mr. Pflederer in connection with his appointment to the new position. Mr. Pflederer is not party to any transaction that requires disclosure under Item 404(a) of Regulation S-K.

PCA issued a press release on February 26, 2025 which is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued February 26, 2025

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

By:	/s/ Kent A. Pflederer
Senior Vice President, General Counsel & Secretary

Date: February 28, 2025